                                     LOGO

                                 ALEX. BROWN
                               CAPITAL ADVISORY
                                   & TRUST
                            EMERGING GROWTH SHARES

             (A Class of Flag Investors Emerging Growth Fund, Inc.)


                          Prospectus -- December 31, 1996.


   This mutual fund (the "Fund") is an open-end diversified mutual fund seeking long-term capital appreciation. The Fund will invest primarily in a diversified portfolio of small and mid-sized emerging growth companies.

   Alex. Brown Capital Advisory & Trust Shares of the Fund ("ABCAT Shares") are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates. (See "How to Invest in ABCAT Shares.")


   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated March 1, 1996, as amended through December 31, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-3524.


No person has been authorized to give any information or to make representations not contained in this Prospectus in connection with any offering made by this Prospectus and, if given or made, such information must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or by its distributor in any jurisdiction in which such offering may not lawfully be made.


                                TABLE OF CONTENTS
                                -----------------
                                                                    Page
         Fund Expenses  .....................................         2
         Financial Highlights  ..............................         2
         Investment Program  ................................         6
         Investment Restrictions  ...........................         9
         How to Invest in ABCAT Shares  .....................        10
         How to Redeem ABCAT Shares  ........................        11
         Dividends and Taxes  ...............................        12
         Management of the Fund  ............................        13
         Investment Advisor  ................................        14
         Distributor  .......................................        15
         Custodian, Transfer Agent and Accounting Services  .        15
         Performance Information  ...........................        16
         General Information  ...............................        17



THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                                      1

FUND EXPENSES

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SHAREHOLDER TRANSACTION EXPENSES:
 (as a percentage of offering price)
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Maximum Sales Charge Imposed on Purchases  ..............              None
Maximum Sales Charge Imposed on Reinvested Dividends  ...              None
Maximum Deferred Sales Charge  ..........................              None


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Annual Fund Operating Expenses:
 (as a percentage of average daily net assets)
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Management Fees  ........................................              .67%
12b-1 Fees  .............................................              None
Other Expenses  .........................................              .58%
                                                                      -----
Total Fund Operating Expenses  ..........................             1.25%*
                                                                      =====
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  * Alex. Brown Capital Advisory & Trust Company intends to waive its advisory fee at the account level for client assets invested in ABCAT Shares.
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EXAMPLE:

You would pay the following expenses on a
$1,000 investment, assuming (1) 5%
annual return and (2) redemption at the
end of each time period:                        1 year       3 years        5 years       10 years
--------------------------------------------------------------------------------------------------
                                                    $13           $40           $71           $161
--------------------------------------------------------------------------------------------------

   THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly or indirectly. (For more complete descriptions of the various costs and expenses, see "How to Invest in ABCAT Shares", "Investment Advisor" and "Distributor.") The ABCAT Shares were not offered prior to the date of this Prospectus. Accordingly, the Expenses and Example appearing in the table above are based on the Fund's expenses for the Flag Investors Class A Shares, another class of shares offered by the Fund, for the fiscal year ended October 31, 1995, less 12b-1 fees of .25%.


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Financial Highlights


   The Fund has not offered the ABCAT Shares prior to the date of this Prospectus. However, the Fund has offered Flag Investors Class A Shares since December 30, 1987 and Flag Investors Institutional Shares since November 2, 1995. Historical financial information about the Fund is not fully applicable to the ABCAT Shares because the expenses paid by the Fund in the past differ from those the ABCAT Shares will incur. (See "Fund Expenses.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the periods indicated and, except for the financial statements for the periods ended April 30, 1996, which are unaudited, have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the Flag Investors Class A Shares for the fiscal year ended October 31, 1995 and the report thereon of Coopers & Lybrand L.L.P., and the unaudited financial statements for the Flag Investors Class A Shares and the Flag Investors Institutional Shares for the periods ended April 30, 1996, are included in the Statement of Additional Information. Additional performance information for the Flag Investors Class A Shares is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995 and for the Flag Investors Class A Shares and the Flag Investors Institutional Shares is contained in the Fund's Semi-Annual Report for the six-month period ended April 30, 1996, each of which can be obtained at no charge by calling the Fund at
(800) 767-3524.

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)*
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                                             Flag Investors
                                           Institutional Shares     Flag Investors Class A Shares
                                           --------------------     -----------------------------
                                              For the period                 For the six
                                             November 2, 1995+               months ended
                                          through April 30, 1996            April 30, 1996
                                               (Unaudited)                    (Unaudited)
Per Share Operating Performance:
   Net asset value at beginning of
     period                                     $17.12                          $17.09
                                                ------                          ------
Income from Investment Operations:
   Net investment income                         (0.03)                          (0.07)
   Net realized and unrealized
     gain/(loss) on investments                   3.45                            3.55
   Effect of other capital share
     activity                                       --                              --
                                                ------                          ------
   Total from Investment Operations               3.42                            3.48
                                                ------                          ------
Less Distributions:
   Dividends from net investment
     income and short-term gains                 (0.30)                          (0.30)
   Distributions from net realized
     long-term gains                             (0.60)                          (0.60)
                                                ------                          ------
   Total distributions                           (0.90)                          (0.90)
                                                ------                          ------
   Net asset value at end of period             $19.64                          $19.67
                                                ======                          ======
Total Return**                                   19.31%                          21.46%

Ratios to Average Daily Net Assets:
   Expenses                                       1.24%(1)                         1.50%(1)
   Net investment income                         (0.58)%(1)                      (0.84)%(1)
Supplemental Data:
   Net assets at end of period
     (000)                                     $11,992                         $41,822
   Portfolio turnover rate                          33%(1)                          33%(1)

                               (RESTUBBED TABLE)

                                                                                                                  For the period
                                                                                                                 December 30, 1987
                                                            For the Year Ended October 31,                        (commencment of
                                    ----------------------------------------------------------------------      operations) through
                                       1995      1994      1993        1992      1991       1990      1989        October 31, 1988
                                       ----      ----      ----        ----      ----       ----      ----      ------------------

Per Share Operating Performance:
   Net asset value at beginning of
     period                          $12.90     $14.02     $13.53      $15.23    $ 8.93     $14.90    $10.87           $10.00
                                     ------     ------     ------      ------    ------     ------    ------           ------
Income from Investment Operations:
   Net investment income              (0.09)     (0.08)     (0.08)      (0.16)    (0.10)     (0.11)    (0.05)            0.10
   Net realized and unrealized
     gain/(loss) on investments        4.32       0.47       1.20       (1.54)     6.40      (4.00)     4.13            (0.88)
   Effect of other capital share
     activity                            --         --         --          --        --         --        --             1.65
                                     ------     ------     ------      ------    ------     ------    ------           ------
   Total from Investment Operations    4.23       0.39       1.12       (1.70)     6.30      (4.11)     4.08             0.87
                                     ------     ------     ------      ------    ------     ------    ------           ------
Less Distributions:
   Dividends from net investment
     income and short-term gains         --         --         --          --        --      (1.86)    (0.05)              --
   Distributions from net realized
     long-term gains                  (0.04)     (1.51)     (0.63)         --        --         --        --               --
                                     ------     ------     ------      ------    ------     ------    ------           ------
   Total distributions                (0.04)     (1.51)     (0.63)         --        --      (1.86)    (0.05)              --
                                     ------     ------     ------      ------    ------     ------    ------           ------
   Net asset value at end of period  $17.09     $12.90     $14.02      $13.53    $15.23     $ 8.93    $14.90           $10.87
                                     ======     ======     ======      ======    ======     ======    ======           ======
Total Return**                        32.92%      3.75%      8.33%     (11.16)%   70.55%    (31.63)%   37.64%            8.80%
Ratios to Average Net Assets:
   Expenses                            1.50%      1.50%      1.50%       1.46%     1.50%      1.50%     1.49%            1.47%(1)
   Net investment income              (0.64)%    (0.73)%    (0.52)%     (0.92)%   (0.76)%    (0.92)%   (0.42)%           1.02%(1)
Supplemental Data:
   Net assets at end of period
     (000)                          $38,127    $23,302    $28,867     $38,924   $48,656    $31,678   $44,396          $26,159
   Portfolio turnover rate               39%        86%       133%         69%       79%        82%      108%             110%

----------
  + Commencement of operations.
  * Computed based upon average shares outstanding.
 ** Total return excludes the effect of sales charge.
(1) Annualized.

INVESTMENT PROGRAM
 ..............................................................................


INVESTMENT OBJECTIVES, POLICIES
AND RISK CONSIDERATIONS

   The Fund's investment objective is long-term capital appreciation. The Fund will seek to accomplish its objective through investments in small and mid-sized emerging growth companies. This investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   In general, an emerging growth company with approximately $250 million or less in annual sales would be considered to be a small company, while an emerging growth company with approximately $250 million to $1 billion in annual sales would be considered to be a mid-sized company. While the Fund intends to invest in emerging growth companies that are small to mid-sized at the time of investment, it may retain the securities of these companies even after they reach a larger size if the Fund's investment advisor believes they continue to have growth potential. Investments in such emerging growth companies involve certain risks. (See "Special Risk Considerations.")

   The Fund will attempt to reduce the volatility inherent in the price of individual investments in this sector of the market by investing in a diversified portfolio of securities of companies that the Fund's investment advisor believes are well managed and have experienced or have the potential to experience rapid growth in revenues, earnings, assets and cash flow. As an additional attempt to limit volatility, the Fund will invest in a broad cross-section of industries. While the Fund's investments in particular industries will change from time to time as investment opportunities change, it will invest primarily, but not exclusively, in companies in the businesses of technology, health care, business services, energy, transportation, financial services, consumer products and services and capital goods.

   The Fund's investment advisor (the "Advisor") will seek to identify companies which, in its opinion, have the ability to sustain a relatively high level of growth and profitability. In selecting such companies, the Advisor will focus on a number of key criteria including: industry position, management quality and experience, accounting and financial policies, marketing and service capabilities and the productivity of the product development effort.

   Under normal circumstances Fund assets will be invested as fully as possible in the common stocks and securities convertible into common stocks of small and mid-sized emerging growth companies (and at least 65% of the Fund's assets will be so invested). However, up to 25% of the Fund's assets may from time to time be invested in "other investments" which do not otherwise meet the criteria set forth above, but which the Advisor believes offer improved opportunities for growth not yet fully appreciated by investors. Such investments may arise, for example, because of a new product developed by a mature company or a new opportunity in an established business line of a mature company that shows growth potential similar to that of emerging growth companies.

   The Fund may invest up to 20% of its assets in convertible securities which are fixed-income securities which may be converted at a stated price, within a specified period of time, into a specified number of shares of common stock of the same or a different issuer. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In addition to the above, even under normal circumstances, up to 35% of the Fund's assets may be invested in U.S. Government securities, corporate bonds and debentures, preferred stocks or money market instruments when the Advisor believes doing so is appropriate in light of the Fund's investment objective and market conditions. Such investments might be appropriate if, for example, the Advisor believes there are not sufficient quantities of common stocks available at appropriate prices or if the Advisor believes debt securities are consistent with the Fund's investment objective because such securities can enjoy capital appreciation due to an increase in their value caused by changes in interest rates.

   In addition, for temporary defensive purposes, the Fund may, without limitation as to the amount of the Fund's assets which may be so invested, hold money market instruments. For purposes of the foregoing, money market instruments will be limited to short-term obligations, including government obligations, time deposits, bankers acceptances, certificates of deposit, commercial paper and short-term debt securities, which are rated in the top two categories published by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors.

   Corporate bonds and debentures will be limited to those rated in the top three categories published by Moody's (Aaa, Aa or A) or by S&P (AAA, AA or A) or, if unrated, are of comparable quality as determined by the Advisor under guidelines established by the Fund's Board of Directors. Should the Fund maintain a temporary defensive position, investment income would increase and might constitute a greater percentage of the return of the Fund.

   The Fund may also invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities") that have been determined to be liquid by the Advisor under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see "Investment Restrictions"). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

   The Fund may engage to a limited extent in the following investment practices, each of which may involve certain special risks. The Statement of Additional Information contains more detailed information about these practices, including limitations designed to reduce these risks.

1) Repurchase Agreements. The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

2) Loans of Portfolio Securities. The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in this Prospectus and the Statement of Additional Information. The Fund lends portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrowers pay the Fund an amount equal to any dividends or interest received on the securities they borrow. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.

 ..............................................................................

SPECIAL RISK CONSIDERATIONS

   Although the Advisor will seek to invest in quality emerging growth companies, there are risks to investors inherent in the characteristics of emerging growth companies. Securities of small companies often will be closely held with only a small proportion of their outstanding securities held by the general public. Securities held by the Fund may have limited trading markets that may be subject to wide price fluctuations. In view of such factors, the net asset value of a share may vary significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risk of loss inherent in such a program, nor should investment in the Fund be considered a balanced or complete investment program.

   The companies in which the Fund may invest may have relatively small revenues and lack depth of management. Investments in such companies tend to be volatile and are therefore speculative. They may have a small share of the market for their products or services and they may provide goods or services to a regional or limited market. Small companies may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. In addition, they may be developing or marketing new products or services for which markets are not yet established and may never become established. Such companies may have or may develop only a regional market for products or services and thus be affected by local or regional market conditions. Moreover, small companies may have insignificant market share in their industries and may have difficulty maintaining or increasing their market share in competition with larger companies. Due to these and other factors, small companies may suffer significant losses.

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INVESTMENT RESTRICTIONS


   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions numbered 1 through 4 below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares. The investment restriction numbered 5 may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

2) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

3) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

4) Borrow money except as a temporary measure to facilitate settlements and for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities; and

5) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.


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HOW TO INVEST IN ABCAT SHARES

   Alex. Brown Capital Advisory & Trust Company and its affiliates may acquire ABCAT Shares on behalf of their discretionary accounts by placing orders with the Fund's distributor (the "Distributor"). Beneficial ownership of ABCAT Shares will be reflected on books maintained by Alex. Brown Capital Advisory & Trust Company or an affiliate. There is no minimum for initial or subsequent investments in ABCAT Shares.

   It is the responsibility of Alex. Brown Capital Advisory & Trust Company and its affiliates to transmit orders for ABCAT Share purchases and to deliver required funds to the Distributor. Orders for purchases of ABCAT Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for ABCAT Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order and immediately available funds. The Fund reserves the right to suspend the sale of ABCAT Shares at any time or reject any order.

   The net asset value per share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting all liabilities, including liabilities attributable to that specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

   In the interest of economy and convenience and because of the operating procedures for the ABCAT Shares, certificates representing such shares will not be issued. Beneficial owners of ABCAT Shares ("Shareholders") will have the same rights and ownership with respect to such shares as if certificates had been issued.


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HOW TO REDEEM ABCAT SHARES


   ABCAT Shares may be redeemed by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, on any Business Day by transmission of a redemption order through the Distributor, or by regular or express mail to the Fund's transfer agent (the "Transfer Agent") at its address listed under "Custodian, Transfer Agent and Accounting Services." A redemption is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time), or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed ABCAT Shares will be made to, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as appropriate, for the benefit of Shareholders. Payment will be made as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of the redemption of ABCAT Shares will be paid on the next dividend payment date.


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DIVIDENDS AND TAXES


 ...............................................................................

DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income (consisting of dividend and interest income and the excess, if any, of net short-term capital gains over net long-term capital losses) in the form of annual dividends. The Fund anticipates that it will distribute substantially all of its "net capital gain" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution.


   Unless other arrangements are made, all income dividends and net capital gains distributions, if any, will be reinvested in additional ABCAT Shares at net asset value.
===============================================================================
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


   The following is only a general summary of certain tax considerations affecting the Fund and the Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the Shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.


   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders, but Shareholders, unless otherwise exempt, will be taxed on the amounts so distributed, regardless of whether such distributions are paid in cash or reinvested in additional ABCAT Shares.


   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to Shareholders as long-term capital gains regardless of the length of time a Shareholder has held the ABCAT Shares. All other income distribu-tions are taxed to the Shareholders as ordinary income. Corporate Shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. The Fund will provide advice annually as to the tax status of all distributions.

   Ordinarily, Shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the Shareholders and paid by the Fund in the year in which the dividends were declared.

   The sale, exchange, or redemption ABCAT Shares is a taxable event for the Shareholder.

   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) prior to the end of each calendar year to avoid liability for federal excise tax.

   Shareholders are advised to consult their tax advisors concerning the application of the rules described above to their particular circumstances and the application of federal, state and local income taxes to investments in the Fund.

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MANAGEMENT OF THE FUND


   The overall business affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Advisor and with its custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and to the Advisor. Two Directors and all of the officers of the Fund are officers or employees of the Distributor or the Advisor. The other Directors of the Fund have no affiliation with the Distributor or the Advisor.

   The Fund's Directors and officers are as follows:


*Truman T. Semans     Chairman    Frederick L. Meserve, Jr.  President
*Richard T. Hale      Director    Edward J. Veilleux         Vice President
 James J. Cunnane     Director    Gary V. Fearnow            Vice President
 John F. Kroeger      Director    Charles A. Reid            Vice President
 Louis E. Levy        Director    Sandra J. Doeller          Vice President
 Eugene J. McDonald   Director    Scott J. Liotta            Vice President
                                  Joseph A. Finelli          Treasurer
                                  Edward J. Stoken           Secretary
                                  Laurie D. Collidge         Assistant Secretary

------
*Messrs. Semans and Hale are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------
INVESTMENT ADVISOR

   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, is an indirect subsidiary of Alex. Brown Incorporated (described below) and an affiliate of Alex. Brown Capital Advisory & Trust Company. Since the mid 1970's, Alex. Brown Incorporated has provided services to and in respect of emerging growth and later stage private companies in the United States, including research and analysis, venture capital participation, investment banking and investment advisory services. Subject to review by the Board of Directors and to any limitations imposed by applicable law, the Fund may purchase securities of such emerging growth companies. ICC is also the investment advisor to, and Alex. Brown & Sons Incorporated ("Alex. Brown") acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.2 billion of assets as of November 30, 1996. The address of ICC is 1 South Street, Baltimore, Maryland 21202.

   ICC is responsible for the general management of the Fund, as well as for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors.


   The Advisory Agreement provides for a maximum annual fee equal to .85% of Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Flag Investors Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1995, the Advisor received from the Fund a fee equal to .67% of the Fund's average daily net assets.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")
 ...............................................................................

PORTFOLIO MANAGER

   Frederick L. Meserve, Jr., President of the Fund and a principal of Alex. Brown, has had primary responsibility for managing the Fund's assets since October of 1993. Mr. Meserve joined Alex. Brown in 1977. He has been a member of Alex. Brown's Investment Committee since 1979. In addition, Mr. Meserve has published a number of investment strategy reports on growth stocks. Mr. Meserve received a B.S.&E. from Princeton University in 1960 and an M.B.A. from Columbia School of Business in 1962.

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DISTRIBUTOR


   Alex. Brown, 1 South Street, Baltimore, Maryland 21202, acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated, which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the ABCAT Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders.

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CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080) is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received from the Fund a fee equal to .10% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.


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PERFORMANCE INFORMATION


   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, its performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Dow Jones Industrial Average, and the NASDAQ OTC Composite and OTC Industrial Indices. The Fund may also use total return performance data as reported in national financial and industry publications that monitor the performance of mutual funds such as Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

   Performance will fluctuate and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions.

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GENERAL INFORMATION
 ...............................................................................


DESCRIPTION OF SHARES


   The Fund is an open-end management investment company organized under the laws of the State of Maryland on July 2, 1987 and is authorized to issue 20 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year end of the Fund is October 31.


   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Alex. Brown Capital Advisory & Trust Emerging Growth Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have three other classes of shares in addition to the shares offered hereby: "Flag Investors Emerging Growth Fund Class A Shares", "Flag Investors Emerging Growth Fund Class B Shares" and "Flag Investors Emerging Growth Fund Institutional Shares." Additional information concerning the Fund's other classes of shares may be obtained by calling Alex. Brown at (800) 767-3524. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to ABCAT Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and the net asset value per share of classes may differ at times.
 ...............................................................................

ANNUAL MEETINGS

   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with the shareholder communications in connection with the meeting.

 ...............................................................................
REPORTS

   The Fund furnishes semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

 ...............................................................................

FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 ...............................................................................

SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their ABCAT Shares should contact their account manager at Alex. Brown Capital Advisory & Trust Company.

                       STATEMENT OF ADDITIONAL INFORMATION

                          -----------------------------


                    FLAG INVESTORS EMERGING GROWTH FUND, INC.

                            1 South Street
                            Baltimore, Maryland 21202

                          -----------------------------




                          THIS STATEMENT OF ADDITIONAL INFORMATION
                          IS NOT A PROSPECTUS.  IT SHOULD BE READ IN
                          CONJUNCTION WITH A PROSPECTUS WHICH MAY BE
                          OBTAINED FROM YOUR PARTICIPATING DEALER OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED,
                          1 SOUTH ST., BALTIMORE, MARYLAND 21202,
                          (800)767-FLAG.





















      Statement of Additional Information Dated: March 1, 1996, as amended through January 10, 1997
                         Relating to Prospectuses dated:
             May 24, 1996 -- Relating to the Flag Investors Class A
                       and Flag Investors Class B Shares
      March 1, 1996 -- Relating to the Flag Investors Institutional Shares
 January 10, 1997 -- Relating to the Alex. Brown Capital Advisory & Trust Shares

                                TABLE OF CONTENTS


                                                                     Page
                                                                     ----

 1.      General Information and History........................      1

 2.      Investment Objectives and Policies.....................      2

 3.      Valuation of Shares and Redemption.....................      4

 4.      Federal Tax Treatment of Dividends and
           Distributions........................................      5

 5.      Management of the Fund.................................      8

 6.      Investment Advisory and Other Services.................     12

 7.      Distribution of Fund Shares............................     14

 8.      Brokerage..............................................     18

 9.      Capital Shares.........................................     19

10.      Reports................................................     20

11.      Custodian, Transfer Agent, Accounting Services ........     20

12.      Independent Accountants................................     21

13.      Performance Information................................     21

14.      Control Persons and Principal Holders of
           Securities...........................................     23

15.      Financial Statements ..................................     23

1.      GENERAL INFORMATION AND HISTORY


         Flag Investors Emerging Growth Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (the "Flag Investors Class A Shares"), Flag Investors Emerging Growth Fund Class B Shares (the "Flag Investors Class B Shares"), Flag Investors Emerging Growth Fund Institutional Shares (the "Flag Investors Institutional Shares") and Alex. Brown Capital Advisory & Trust Emerging Growth Shares (the "ABCAT Shares") (collectively, the "Shares").


         There are three separate prospectuses for the Fund's shares: one for the Flag Investors Class A and Flag Investors Class B Shares, one for the Flag Investors Institutional Shares and one for the ABCAT Shares. Each prospectus contains important information concerning the classes of shares offered thereby and the Fund and may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 1 South Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG) or, with respect to each class except the ABCAT Shares class, from Participating Dealers that offer such Shares to prospective investors. Prospectuses for the Flag Investors Class A and Flag Investors Class B Shares may also be obtained from Shareholder Servicing Agents. As used herein, the term "Prospectus" describes information common to the prospectuses of the four classes of the Fund's Shares, unless the term "Prospectus" is modified by the appropriate class designation. As used herein, the "Fund" refers to Flag Investors Emerging Growth Fund, Inc., and specific references to any class of the Fund's Shares will be made using the name of such class. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the registration statement respecting the Fund and its Shares filed with the SEC. Copies of the registration statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on July 2, 1987. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended ("the Investment Company Act") and its Shares under the Securities Act of 1933, as amended. The Fund's registration statement was declared effective by the SEC on June 15, 1988 and the Fund commenced operations as a diversified open-end management investment company. The Fund has offered the Flag Investors Class A Shares since its inception on December 30, 1987, the Flag Investors Institutional Shares since November 1, 1995 and the Flag Investors Class B Shares since June 20, 1996. The ABCAT Shares have not been offered prior to the date of this Statement of Additional Information.



        Under a license agreement dated December 29, 1987 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to that name and logo, including the right to permit other investment companies to use them.

Size of the Fund

        The allocation of the Fund's assets in emerging growth companies requires substantial research and analysis in respect of such companies and the Fund's management believes that the size of the Fund should be limited so that the investment advisor can perform the appropriate research and analysis of investment opportunities. Accordingly, at such time as the assets of the Fund are in excess of $400 million, the Fund will accept Share purchases only from existing shareholders (including reinvestment of dividends and capital gains distributions). Further, at such time as the assets of the Fund are in excess of

$500 million, the Fund will discontinue sales of Shares with the exception of purchases made by pre-existing IRA accounts.

2.      INVESTMENT OBJECTIVES AND POLICIES

Investment Objective and Policies of the Fund

        The Fund's investment objective and its general investment policies are described in the Prospectus. As stated in the Prospectus, the Fund's investment objective is long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Fund's investments therefore will be incidental to the Fund's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

        The Prospectus discusses the types of securities in which the Fund will invest, the portfolio policies and techniques and the size of the Fund. This Statement of Additional Information describes other investment practices in which the Fund may engage, including making loans of the Fund's portfolio securities, purchasing securities for future delivery, and entering into repurchase agreements.

Other Investment Practices

        Except as described in the section of the Prospectus entitled "Investment Restrictions" and below under "Investment Restrictions", the investment policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Board of Directors may change such policies without the affirmative vote of a majority of the Fund's outstanding Shares. The Fund's investment objective may not be changed by the Board of Directors without such a vote.

        As described in the Prospectus, the Fund may invest up to 20% of its net assets in securities convertible into the common stock of high quality growth companies. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Repurchase Agreements

        The Fund may agree to purchase U.S. Government securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. The collateral for these repurchase agreements will be held by the Fund's custodian or by a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of Investment Company Capital Corp., the Fund's investment advisor ("ICC"). The list of approved banks and broker-dealers will be monitored regularly by ICC and reviewed at least quarterly by the Fund's Board of Directors. The seller under a repurchase agreement would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Loans of Portfolio Securities

        The Fund may also lend portfolio securities to financial institutions in accordance with the investment restrictions described in the Prospectus and this Statement of Additional Information. The Fund will lend portfolio securities only to those financial institutions that are approved as creditworthy by the Fund's Board of Directors and only against collateral consisting of cash or U.S. Government securities with an aggregate value at all times equal to or greater than the value of the securities loaned. The borrower would pay to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund would retain all or a portion of the interest received on investment of the cash collateral or receive a fee from the borrower. Payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund's gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy which may not be changed without the affirmative vote of a majority of the Fund's outstanding Shares.
Accordingly, the Fund will not:

                1) Invest in real estate or mortgages on real estate except that the Fund may invest in the securities of companies that invest in real estate or mortgages;

                2) Purchase or sell commodities or commodities contracts;

                3) Act as an underwriter of securities within the meaning of the federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

                4) Issue senior securities;

                5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may lend portfolio securities and enter into repurchase agreements as described in the Registration Statement;

                6) Effect short sales of securities;

                7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); or

                8) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

        The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

                1) Invest in shares of any other investment company registered under the Investment Company Act, except as a temporary investment in an investment company that invests only in securities the Fund could purchase directly for temporary investment, provided that the Fund will pay any sales charges in connection with such purchases without reduction to the sales charges on purchases of Shares, and provided further, that the Fund shall acquire not more than 3% of the total outstanding voting stock of such company, or invest more than 5% of the Fund's assets in any one such company or 10% of the Fund's assets in all such investment companies, and only as otherwise permitted by law. The Fund might incur sales charges, management fees and other expenses in connection with any such investment, which charges would be a Fund expense and accordingly might have some impact on the Fund's net asset value);

                2) Invest more than 10% of the Fund's net assets in illiquid securities, including time deposits and repurchase agreements with maturities of greater than seven days.




3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares



         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) on each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



        The net asset value per Share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all Shares and any liabilities attributable to the specific class and dividing the resulting amount by the number of then outstanding Shares of the class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national exchange or an automatic dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICC under procedures established and monitored by the Board of Directors. Debt obligations with maturities of 60 days or less will be valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


         Under normal circumstances, the Fund will redeem Flag Investors Class A and Flag Investors Class B Shares by check, Flag Investors Institutional Shares by wire transfer of funds and ABCAT Shares by transfer of funds by, or at the direction of, Alex. Brown Capital Advisory & Trust Company or an affiliate, as described in the Prospectus relating to each class of Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will redeem Shares by distributions in kind. If Shares are redeemed in kind, a redeeming shareholder will incur brokerage costs when the assets are later converted into cash. The valuation of portfolio securities, by the method described under "Valuation of Shares," will be made as of the same time the redemption price is determined. The Fund's ability to make payment of the redemption price by distribution in kind is further limited because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

        The Fund expects to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. However, in order to qualify as a RIC for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from sale or other disposition of stock or securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"), and (2) derive less than 30% of its gross income (exclusive of certain gains from the designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

        The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities (so long as such other securities with respect to any issuer do not constitute more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in and trading of other securities where the application thereto of the Asset Diversification Test is uncertain.

        Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year, will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax (discussed below).

        Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e., fiscal) year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        The foregoing requirements of the Code may inhibit the Fund in its efforts to achieve its investment objectives.

Fund Distributions

        The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares.

        The Fund also anticipates that it will distribute substantially all of its "net capital gains" income (the excess of net long-term capital gains over net short-term capital losses) for each taxable year as a capital gains distribution. Such a distribution, whether paid in cash or reinvested in Shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held Fund Shares or whether such gains were reflected in the price paid for the Shares. The aggregate amount of distributions designated by the Fund as capital gains distributions may not exceed the net capital gains of the Fund for any taxable year, determined by excluding any net capital losses or net long-term capital losses attributable to transactions occurring after October 31 of such year and by treating any such losses as if they arose on the first day of the following taxable year.

        Shareholders who invest either distributions of investment company taxable income or capital gains in additional Shares will generally be treated as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the Shares received. Such shareholders will have a cost basis in each Share received equal to the fair market value of a Share of the Fund on the payment date.

        Ordinary income dividends paid by the Fund to corporate shareholders will be eligible for the 70% dividends received deduction to the extent of the gross amount of qualified dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend is a qualified dividend if it is received from a domestic corporation. The Fund will provide a statement annually to shareholders of the amount of dividends eligible for the deduction. The dividends received deduction is not available for capital gains distributions.

        For purposes of the alternative minimum tax and the environmental tax, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account in determining their "alternative minimum taxable income."

        Investors should be careful to consider the tax implications of buying Shares just prior to the next record date for any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend or distribution received even though the net asset value per share on the date of purchase reflected the amount of such distribution.

        If, for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

        The Fund generally will be required in certain cases to withhold tax at the rate of 31% with respect to distributions payable to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or that he is an "exempt recipient."

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

        The Code imposes a nondeductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, a company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gains for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most, its "net capital gains" and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

        Generally, gain or loss on the sale, exchange or redemption of a Share will be capital gain or loss, which will be long-term capital gain or loss if the Share is held for more than one year and otherwise will be short-term capital gain or loss. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less, such loss will be treated as a long-term capital loss to the extent that any capital gains distributions have been paid with respect to such Share (or any undistributed net capital gains of the Fund with respect to such Share have been included in determining the shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends or distributions during the 61-day period.


        Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of federal, state and local tax rules affecting an investment in the Fund.


5.      MANAGEMENT OF THE FUND

        The overall business affairs of the Fund are the responsibility of the Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers and the Fund's Advisor. Two Directors and all of the officers of the Fund, are officers or employees of Alex. Brown or ICC. The other Directors of the Fund have no affiliation with Alex. Brown or ICC.

Directors and Officers

        The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations for the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 1 South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated and Director, Investment Company Capital Corp. (registered investment advisor); Formerly, Vice Chairman, Alex. Brown & Sons Incorporated.


*RICHARD T. HALE, Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); Chartered Financial Analyst.

JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (merchant banking), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993 and Director, The Arch Fund (registered investment company)



--------
* A Director who is an "interested person" as defined in the Investment Company Act of 1940.

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly Consultant, Wendell & Stockel Associates, Inc. (consulting firm) and General Manager, Shell Oil Company.


LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (finance and banking); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University- Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.



EUGENE J. MCDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and healthcare); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies), and AMBAC Treasurers Trust (registered investment companies).



FREDERICK L. MESERVE, JR., President (12/11/38)
        Principal, Alex. Brown & Sons Incorporated 1977-Present.



EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; Vice President, Armata Financial Corp. (registered broker-dealer); Executive Vice President, Investment Company Capital Corp. (registered investment advisor).


GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated and Manager, Special Products Department, Alex. Brown & Sons Incorporated.

CHARLES A. REID, Vice President (7/28/43)
        Principal, Alex. Brown & Sons Incorporated, 1980-Present; Principal, Alex. Brown Capital Advisory & Trust Company; General Partner, Baltimore Street Capital III (growth companies investor).





SANDRA J. DOELLER, Vice President (8/29/61)
        Vice President, Alex. Brown & Sons Incorporated, 1994-Present; Equity Trader, Asset Management Department, Alex. Brown & Sons Incorporated, 1983-Present.



SCOTT J. LIOTTA, Vice President (3/18/65)
        Manager, Fund Administration, Alex. Brown & Sons Incorporated, July 1996-Present; Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies) April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated and Vice President Investment Company Capital Corp. (registered investing advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.


EDWARD J. STOKEN, Secretary (8/7/47)
        Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.


LAURIE D. COLLIDGE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present.




        Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund and as a Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Messrs. Meserve and Reid serve as President and Vice President, respectively, of the Fund. Mr. Fearnow serves as Vice President of 10 funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and as Vice President of 11 funds in the Fund Complex. Mr. Liotta serves as Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. Collidge serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex. Ms. Doeller serves as a Vice President of the Fund.



        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.



        Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown or ICC may be considered to have received remuneration indirectly. As compensation for his services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company
Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 1995, Non-Interested Directors' fees attributable to the assets of the Fund totaled $2,004. The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended October 31, 1995.




                                                COMPENSATION TABLE


-----------------------------------------------------------------------------------------------------------------------
Name of Person,            Aggregate Compensation            Pension or Retirement         Total Compensation
Position                   From the Fund                     Benefits Accrued as           from the Fund and Fund
                           for the Fiscal Year Ended         Part of Fund Expenses         Complex Payable to Directors
                           October 31, 1995                                                for the Fiscal Year Ended
                                                                                           October 31, 1995
-----------------------------------------------------------------------------------------------------------------------
*Truman T. Semans, Chairman         $0                              $0                              $0

*W. James Price, Director***        $0                              $0                              $0


Richard T. Hale, Director           $0                              $0                              $0

James J. Cunnane, Director          $213(1)                          +                      $29,250 for service on 13
                                                                                        Boards in the Fund Complex(2)

N. Bruce Hannay, Director**         $271(1)                          +                      $39,000 for service on 13
                                                                                        Boards in the Fund Complex(2)

John F. Kroeger, Director           $298(1)                          +                      $42,900 for service on 13
                                                                                        Boards in the Fund Complex(2)

Louis E. Levy, Director             $271(1)                          +                      $39,000 for service on 13
                                                                                        Boards in the Fund Complex(2)

Eugene J. McDonald, Director        $271(1)                          +                     $39,000 for service on 13
                                                                                        Boards in the Fund Complex(2)

Harry Woolf, Director***            $271(1)                          +                      $39,000 for service on 13
                                                                                        Boards in the Fund Complex(2)




*    A Director who is an "interested person" as defined in the Investment
     Company Act.

**   Retired on January 31, 1996 and is now deceased.


***  Retired on December 31, 1996


+ The Fund Complex has adopted a Retirement Plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended October 31,1995 was approximately $795.

1    None of the amounts received by Messrs. Cunnane, Hannay, Kroeger, Levy,
     McDonald and Woolf was deferred pursuant to a deferred compensation plan.

2    One of these funds ceased operations on May 17, 1995.

        The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by him in his last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by him in his last year of service. The fee will be paid quarterly, for life, by each Fund for which he serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the year ended October 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


        Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his last year of service, as described above. The approximate credited years of service at December 31, 1996 are as follows: for Mr. Cunnane, 2 years; for Mr. Kroeger, 14 years; for Mr. Levy, 2 years; and for Mr. McDonald, 4 years, respectively.




Years of Service              Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------              -----------------------------------------------------------------

                                      Chairman of Audit Committee               Other Participants
                                      ---------------------------               ------------------

6 years                                          $4,900                                $3,900
7 years                                          $9,800                                $7,800
8 years                                         $14,700                               $11,700
9 years                                         $19,600                               $15,600
10 years or more                                $24,500                               $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.




Code of Ethics


        The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all directors and officers of the Fund, as well as to designated officers, directors and employees of ICC and Alex. Brown. As described below, the Code of Ethics imposes significant restrictions on ICC's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.


        The Code of Ethics requires that covered employees of ICC, certain directors or officers of Alex. Brown, and all Fund Directors who are "interested persons", preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Officers, directors and employees of ICC and Alex. Brown may comply with codes of ethics instituted by those entities so long as they contain similar requirements and restrictions.





6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On December 29, 1987, the sole shareholder of the Fund approved and on June 20, 1989 a majority of the outstanding Shares of the Fund approved, an Investment Advisory Agreement (the "Advisory Agreement") between the Fund and ICC, which contract is described in greater detail below.

The Advisor

         ICC is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Maryland

Intermediate Tax Free Income Fund, Inc., Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., which are distributed by Alex. Brown, the Fund's distributor.

         ICC (a) formulates and implements continuing programs for the purchases and sales of securities, (b) determines what issuers and securities (and in what proportion) shall be represented in the Fund's portfolio, (c) provides the Fund's Board of Directors regular financial reports and analyses respecting the Fund's portfolio investments and operations, and the operations of comparable investment companies, (d) obtains and evaluates pertinent information about economic, statistical and financial information pertinent to the Fund, (e) takes, on behalf of the Fund, all actions which appear necessary to the Fund to carry into effect its purchase and sale programs, (f) supervises all aspects of the Fund's management, (g) arranges, but does not pay for, the printing and mailing of prospectuses, proxy materials and shareholder reports, (h) prepares and files federal and state tax returns, (i) prepares and files registration statements and reports regarding the sale of shares and (j) maintains books and records respecting its activities. Any investment program undertaken by ICC will at all times be subject to policies and control of the Fund's Board of Directors. ICC shall not be liable to the Fund or its shareholders for any act or omission by ICC or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. These services of ICC to the Fund are not exclusive and ICC is free to render similar services to others.

         The Investment Advisory Agreement provides for a maximum annual fee, payable monthly, representing .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50% of the Class A Shares' average daily net assets.

         The Advisory Agreement will continue in effect for an initial term of two years and from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors or by a vote of a majority of the outstanding Shares of the Fund and (b) by the affirmative vote of a majority of the Non-Interested Directors who have no direct or indirect financial interest in the Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on September 30, 1996. The Fund or ICC may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, ICC received fees from the Fund of $201,199, $206,444 and $255,608, respectively.


        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. See "Custodian, Transfer Agent and Accounting Services."

7.       DISTRIBUTION OF FUND SHARES



         Alex. Brown serves as the distributor of each class of the Fund's Shares pursuant to four separate Distribution Agreements, one for the Flag Investors Class A Shares (the "Flag Investors Class A Distribution Agreement"), one for the Flag Investors Class B Shares (the "Flag Investors Class B Distribution Agreement"), one for the Flag Investors Institutional Shares (the "Flag Investors Institutional Distribution Agreement") and one for the ABCAT Shares (the "ABCAT Distribution Agreement") (collectively, the "Distribution Agreements").


The Flag Investors Class A Shares and the Flag Investors Class B Shares

         The Flag Investors Class A and the Flag Investors Class B Distribution Agreements provide that Alex. Brown has the exclusive right to distribute the related class of Shares either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Class A or Flag Investors Class B Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for such shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Flag Investors Class A or Flag Investors Class B Shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Class A or Flag Investors Class B Shares. The Flag Investors Class A and the Flag Investors Class B Distribution Agreements further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


         Alex. Brown and certain broker-dealers ("Participating Dealers") may enter into sub-distribution agreements ("Sub-Distribution Agreements"), pursuant to which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund.


         As compensation for providing distribution and related administrative services for the Flag Investors Class A Shares as described above, Alex. Brown receives an annual fee, calculated and paid monthly, equal to .25% the average daily net assets of the Flag Investors Class A Shares. Alex. Brown expects to allocate a substantial portion of its annual fee to its investment representatives and to Participating Dealers. For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received from the Fund $74,639, $60,719 and $89,403, respectively, in fees for distribution and related administrative services for the Flag Investors Class A Shares. Alex. Brown received no brokerage commissions from the Fund during these periods.

         As compensation for providing distribution services for the Flag Investors Class B Shares as described above, Alex. Brown will receive an annual fee, calculated and paid monthly, equal to .75% of the average daily net assets of the Flag Investors Class B Shares. Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers.

         In addition, with respect to the Flag Investors Class B Shares, the Fund will pay Alex. Brown a shareholder servicing fee at an annual rate equal to
 .25% of the Flag Investors Class B Shares' average daily net assets. (See the

Prospectus.) Alex. Brown expects to allocate most of its shareholder servicing fee to its investment representatives or to Participating Dealers.


         Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Flag Investors Class A Shares (the "Flag Investors Class A Plan") and one for the Flag Investors Class B Shares (the "Flag Investors Class B Plan") (collectively, the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to Participating Dealers. Each of the Flag Investors Class A and Flag Investors Class B Distribution Agreements has an initial term of two years. The Flag Investors Class A and Flag Investors Class B Distribution Agreements and the Plans encompassed therein will remain in effect from year to year thereafter if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.


         The Flag Investors Class A Distribution Agreement, including the Flag Investors Class A Plan and a form of Sub-Distribution Agreement was approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors (and those Directors who have no direct or indirect financial interest in the Flag Investors Class A Plan or the Flag Investors Class A Distribution Agreement) initially on July 2, 1987 and most recently on September 30, 1996. The Plan was approved by a majority of the outstanding Flag Investors Class A Shares on June 20, 1989. The Flag Investors Class B Distribution Agreement including the Flag Investors Class B Plan and a form of Sub-Distribution Agreement was approved by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors (and those Directors who have no direct or indirect financial interest in the Flag Investors Class B Plan or the Flag Investors Class B Distribution Agreement) initially on September 22, 1994 and most recently on September 30, 1996. The Flag Investors Class B Plan was approved by the sole shareholder of the class on May 24, 1996.


         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the related Distribution Agreement without the approval of the shareholders of the related class. The Plans may be terminated at any time and the Flag Investors Class A and Flag Investors Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding shares (as defined under "Capital Shares") of the related class. Any Sub-Distribution Agreement may be terminated in the same manner at any time. Any Shareholder Servicing Agreement may be terminated at any time, without penalty, upon 10 days' notice. The Flag Investors Class A and Flag Investors Class B Distribution Agreements, any Sub-Distribution Agreement and any Shareholder Servicing Agreement shall automatically terminate in the event of assignment.


         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, with a written report concerning the payments made under the Plans to Alex. Brown pursuant to the related Distribution Agreement, to broker-dealers pursuant to Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements described below. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.


        For the fiscal year ended October 31, 1995, the Fund paid $74,639 to Alex. Brown, the Fund's distributor pursuant to the Class A Plan. Alex. Brown, in turn, paid the distribution related expenses of the Fund including one or more of the following: printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying, or other financing charges.

         In addition, with respect to the Flag Investors Class A or Flag Investors Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities. Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Flag Investors Class A Shares is less than .25% of the Flag Investors Class A Shares' average daily net assets for any period or in connection with the sale of the Flag Investors Class B Shares is less than .75% of the Flag Investors Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the related Distribution Agreement terminates.

         In the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, Alex. Brown received sales commissions on the Flag Investors Class A Shares of $153,431, $44,802 and $48,745 and from such amounts retained $106,239, $37,546 and $46,314 for each such year, respectively.

The Flag Investors Institutional Shares and the ABCAT Shares

         The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement provide that Alex. Brown either directly or through other broker-dealers has the exclusive right to distribute the related class of shares and further provide that Alex. Brown will solicit and receive orders for the purchase of Flag Investors Institutional or ABCAT Shares, as appropriate, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for such shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the related class of shares. Alex. Brown has not undertaken to sell any specific number of Flag Investors Institutional or ABCAT Shares. The Flag Investors Institutional Distribution Agreement and the ABCAT Distribution Agreement further provide that, in connection with the distribution of the related class of shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. ABCAT Shares are available solely for the discretionary accounts of Alex. Brown Capital Advisory & Trust Company and its affiliates.

         Alex. Brown receives no compensation for distributing the Flag Investors Institutional Shares or the ABCAT Shares.

         With respect to the Flag Investors Institutional Shares, Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. It is not currently anticipated that Alex. Brown will enter into Sub-Distribution Agreements for the ABCAT Shares.


         The Flag Investors Institutional Distribution Agreement was approved by the Fund's Board of Directors on September 25, 1995 and by the sole shareholder of the class on October 31, 1995. The ABCAT Distribution Agreement was approved by the Fund's Board of Directors on September 30, 1996. Each such Agreement has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. Each Agreement may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the shares of the class (as defined under Capital Shares). The Flag Investors Institutional Distribution Agreement, the ABCAT Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.



General Information

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Non-Interested Directors and Non-Interested Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and indemnification related thereto); and all other charges and cost of the Fund's operation unless otherwise explicitly assumed by Alex. Brown or ICC.


8.       BROKERAGE

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. These brokerage commissions are subject to negotiation between ICC and the broker-dealer. ICC may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown serves as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order.

         If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. While the Fund believes that the limitation will not significantly affect its ability to carry out its present investment objective, the Fund may be at a disadvantage in the future in comparison to other funds which have similar investment objectives, but which are not subject to such limitations.

         ICC's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best price and execution of orders. As described below, however, to the extent that the price and execution offered by more than one broker-dealer are comparable, ICC may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ICC to be beneficial to the Fund's investment program. ICC is also authorized to pay higher commissions on brokerage transactions for the Fund to non-affiliated brokers in order to secure research and investment services described below, subject to periodic review by the Fund's Board of Directors. Research services may include the following: statistical and background information on the U.S. economy, industry groups and individual small and mid-sized companies; forecasts and interpretations with respect to specific industry groups and individual small and mid-sized companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; provision of equipment used to communicate research information; arrangement of meetings with management of companies; and provision of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ICC with clients other than the Fund. Similarly, any research services received by ICC through placement of portfolio transactions of other clients may be of value to ICC in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ICC by a broker-dealer. ICC is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ICC's research and analysis. Therefore, it may tend to benefit the Fund by improving ICC's investment advice. ICC's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ICC's opinion, this policy furthers the overall objective of obtaining the best price and execution. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown pursuant to certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC to furnish reports and to maintain records in connection with such reviews. The Distribution Agreements between Alex. Brown and the Fund do not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown.

         For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, ICC directed $25,120,072, $11,425,223 and $31,080,534, respectively of transactions to broker-dealers and paid $12,495, $35,863 and $125,743, respectively to broker-dealers in related commissions because of research services provided to the Fund. During such periods, the Fund did not pay brokerage commissions to Alex. Brown. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 1995, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $4,424,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

         ICC manages other investment accounts and it is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ICC. ICC may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


9.       CAPITAL SHARES


         The Fund is authorized to issue 20 million Shares of capital stock, par value of $.001 per Share, all of which Shares are designated common stock. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of shares: Flag Investors Emerging Growth Fund Class A Shares (formerly known as the Flag Investors Emerging Growth Fund Shares), Flag Investors Emerging Growth Fund Class B Shares, Flag Investors Emerging Growth Fund Institutional Shares and Alex. Brown Capital Advisory & Trust Emerging Growth Shares. The Flag Investors Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of Alex. Brown. The ABCAT Shares are offered only to clients of Alex. Brown Capital Advisory & Trust Company and its affiliates. In the event separate series are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares would be identical to every other class in a particular series and expenses of the Fund (other than 12b-1 and any applicable service fees) would be prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining shareholders cannot elect any members of the Board of Directors of the Fund. The Fund's issued and outstanding Shares are fully paid and non-assessable. Each Share has one vote and shall be entitled to dividends and distributions when and if declared by the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. In the event of liquidation or dissolution of the Fund, each Share is entitled to its pro rata portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.



10.      SEMI-ANNUAL REPORTS


         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, a subsidiary of PNC Bank Corp., has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $10.12 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1995, such fees totaled $21,635.

         ICC also provides certain accounting services to the Fund under a Master Services Agreement effective January 1, 1994 between the Fund and ICC. As compensation for these services, ICC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets             Incremental Annual Accounting Fee
         ------------------             ---------------------------------

$         0  - $   10,000,000                  $13,000(fixed fee)
$ 10,000,000 - $   20,000,000                               .100%
$ 20,000,000 - $   30,000,000                               .080%

$ 30,000,000 -  $   40,000,000                              .060%
$ 40,000,000 -  $   50,000,000                              .050%
$ 50,000,000 -  $   60,000,000                              .040%
$ 60,000,000 -  $   70,000,000                              .030%
$ 70,000,000 -  $  100,000,000                              .020%
$100,000,000 -  $  500,000,000                              .015%
$500,000,000 -  $1,000,000,000                              .005%
over $1,000,000,000                                         .001%

         In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's provision of accounting services under the Master Services Agreement: express delivery service, independent pricing and storage. ICC also serves as the Fund's investment advisor.

         As compensation for providing accounting services for the fiscal year ended October 31, 1995, ICC received fees of $30,407.

         ICC also serves as the Fund's investment advisor.


12.      INDEPENDENT ACCOUNTANTS

         The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P. whose report thereon appears elsewhere herein, and has been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, PA 19103.


13.      PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return, rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

           n
    P(1 + T  = ERV   )



     Where:P  = a hypothetical initial payment of $1,000

           T = average annual total return
           n = number of years (1, 5 or 10)
           ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

         Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement (or the later commencement of operations of the series or class). During its first year of operations the Fund may, in lieu of annualizing its total return, use an aggregate total return calculated in the same manner. In calculating the ending redeemable value for the Flag Investors Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. In calculating performance for the Flag Investors Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Flag Investors Institutional Shares and the ABCAT Shares are sold without a sales load.



         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.

         For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where, in the case of Flag Investors Class A Shares, the $1,000 payment is reduced by sales charges before being invested in such Shares, or, in the case of Flag Investors Class B Shares, the applicable contingent deferred sales charge is deducted from the ending redeemable value). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



         Calculated according to the SEC rules, for the one year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $1,373, resulting in a total return for such Shares equal to 37.26%. For the five year period ended September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $2,094, resulting in an average annual total return for such Shares equal to 15.93%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's calendar quarter on September 30, 1995, the ending redeemable value of a hypothetical $1,000 payment for Flag Investors Class A Shares was $2,001, resulting in an average annual total return for such Shares equal to 9.98%.

         Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $13,292, resulting in a total return equal to 32.9%. For the five year period ended October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in Flag Investors Class A Shares was $22,635, resulting in an average annual total return equal to 17.8%. For the period from June 15, 1988 (effectiveness of the Fund's registration statement) through the end of the Fund's fiscal year on October 31, 1995, the ending redeemable value of a hypothetical $10,000 investment in the Flag Investors Class A Shares was $20,175, resulting in an average annual total return equal to 10.0%.



         No other classes of the Fund's shares were offered in any period ended October 31, 1995.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rate was 39% and 86%, respectively. A high level of portfolio turnover may generate relatively high transaction costs and may increase the amount of taxes payable by the Fund's shareholders. (See "Dividends and Taxes".)


14.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of September 20, 1996, to Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the Fund's outstanding
Shares:


         Name & Address                                         % Ownership
         --------------                                         -----------

         Alex. Brown Incorporated                                 55.33%*
         135 East Baltimore Street
         Baltimore, MD  21202


         T. Rowe Price                                            13.88%
         Trustee for Alex. Brown & Sons Incorporated
         Plan 100460
         Flag Investors Emerging Growth
         ATTN:  ASSET RECON
         P.O. Box 17215
         Baltimore, MD  21203-7215

         Lauer & Co Cust                                          15.70%
         BAT Customers
         c/o Glenmede Income Collection Dept.
         1650 Market Street, Suite 1200
         Philadelphia, PA 19103-7301


             * As of such date, to Fund management's knowledge, Alex. Brown Incorporated owned beneficially less than 5% of such shares.

         As of September 20, 1996, the Directors and executive officers as a group owned less than 1% of the Fund's total outstanding Shares.



15.      FINANCIAL STATEMENTS

         See next page.

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                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1995

                                                         PERCENT
 NO. OF                                     VALUE         OF NET
 SHARES              SECURITY              (NOTE A)       ASSETS
-------------------------------------------------------------------
           COMMON STOCKS--88.5%
           BUSINESS SERVICES--8.8%
    2,100  Apollo Group*                 $     55,125         0.1%
   18,750  Corporate Express, Inc.*           489,844         1.3
   21,000  Energy Biosystems Corp.*           189,000         0.5
   75,000  Manugistics Group, Inc.*         1,293,750         3.4
   50,500  QuickResponse Services,
             Inc.*                          1,262,500         3.3
    7,600  Strategic Distribution Inc.*        55,575         0.2
                                         ------------       -----
                                            3,345,794         8.8

           CONSUMER SERVICES--14.4%
   51,000  DF&R Restaurants, Inc.*          1,555,500         4.1
  104,650  HomeTown Buffet, Inc.*           1,373,531         3.6
   58,000  O'Charley's, Inc.*                 667,000         1.7
   51,500  Pacific Sunwear of
             California*                      373,375         1.0
   12,500  Papa John's International,
             Inc.*                            481,250         1.3
   17,250  PETsMART, Inc.*                    577,875         1.5
   11,500  Starbucks Corp.*                   451,375         1.2
                                         ------------       -----
                                            5,479,906        14.4

           FINANCIAL SERVICES--5.0%
   57,500  Life Partners Group Inc.         1,042,188         2.7
   34,500  Pxre Corporation                   879,750         2.3
                                         ------------       -----
                                            1,921,938         5.0

           HEALTH CARE SERVICES--11.9%
   17,500  Access Health Marketing
             Inc.*                            544,688         1.4
   37,500  Genesis Health Ventures
             Inc.*                          1,082,813         2.9
   47,250  PhyCor, Inc.*                    1,736,437         4.6
   35,050  Vivra Inc.*                      1,156,650         3.0
                                         ------------       -----
                                            4,520,588        11.9

                                      -24-

                                                         PERCENT
 NO. OF                                     VALUE         OF NET
 SHARES              SECURITY              (NOTE A)       ASSETS
-------------------------------------------------------------------
           MEDIA/COMMUNICATIONS--1.9%
    6,066  Clear Channel Communications
             Inc.*                       $    497,412         1.3%
   17,500  Lancit Media Productions*          224,219         0.6
                                         ------------       -----
                                              721,631         1.9

           TECHNOLOGY--
             SOFTWARE/SERVICES--22.3%
   26,000  Cidco Inc.*                        770,250         2.0
   49,500  Integrated Systems Inc.*         1,732,500         4.5
   68,500  Marcam Corp.*                    1,027,500         2.7
   11,000  Parametric Technology Corp.*       735,625         1.9
   27,500  Progress Software Corp.*         1,801,250         4.7
   13,000  Security Dynamics
             Technologies, Inc.*              409,500         1.1
   34,000  Synopsys Inc.*                   1,275,000         3.3
    8,000  System Softwares Associates*       247,000         0.7
   30,000  XcelleNet Inc.*                    517,500         1.4
                                         ------------       -----
                                            8,516,125        22.3

           TECHNOLOGY--
             SYSTEMS/SEMICONDUCTOR--13.7%
   44,000  Applied Digital Access Inc.*       528,000         1.4
   21,000  Atmel Corp.*                       656,250         1.7
    8,500  Itron, Inc.*                       246,500         0.6
   69,000  Level One Communications
             Inc.*                          1,552,500         4.1
    9,000  Maxim Integrated Products
             Inc.*                            672,750         1.8
   22,900  QUALCOMM, Inc.*                    881,650         2.3
   15,000  Xilinx, Inc.*                      690,000         1.8
                                         ------------       -----
                                            5,227,650        13.7

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                              EMERGING GROWTH FUND
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Statement of Net Assets (CONCLUDED)                             October 31, 1995

 NO. OF
 SHARES/                                                PERCENT
   PAR                                     VALUE         OF NET
  (000)             SECURITY             (NOTE A)        ASSETS
------------------------------------------------------------------
           COMMON STOCKS (CONCLUDED)

           TRANSPORTATION--10.5%
   47,200  Fritz Companies Inc.*       $   1,652,000         4.3%
  114,500  Great Lakes Aviation Ltd.*        543,875         1.4
   47,500  Landair Services Inc.*            552,188         1.5
   24,500  Landstar System Inc.*             643,125         1.7
   24,700  Wabash National Corp.             626,761         1.6
                                       -------------       -----
                                           4,017,949        10.5

           TOTAL COMMON STOCKS
           (Cost $22,087,820)             33,751,581        88.5
                                       -------------       -----

           REPURCHASE AGREEMENT--11.6%
   $4,424  GOLDMAN SACHS & CO., 5.75%
           Dated 10/31/95, to be
             repurchased on 11/1/95,
             collateralized by U.S.
             Treasury Notes with a
             market value of
             $4,513,376.
           (Cost $4,424,000)               4,424,000        11.6
                                       -------------       -----

                                                      PERCENT
                                          VALUE        OF NET
                                        (NOTE A)       ASSETS
---------------------------------------------------------------
    TOTAL INVESTMENT IN
      SECURITIES (Cost
      $26,511,820)**                  $  38,175,581      100.1%
                                      -------------  ----------
    LIABILITIES IN EXCESS OF
      OTHER ASSETS, NET                     (48,945)      (0.1)
                                      -------------  ----------
    NET ASSETS                        $  38,126,636      100.0%
                                      -------------  ----------
                                      -------------  ----------
    NET ASSET VALUE AND REDEMPTION
      PRICE
      PER SHARE
      ($38,126,636  DIVIDED BY
      2,231,111 shares outstanding)          $17.09
    MAXIMUM OFFERING
      PRICE PER SHARE
      ($17.09  DIVIDED BY .955)              $17.90

--------------------------------------------------------------------------------

 *Non-income producing security.
**Aggregate cost for federal tax purposes was $26,680,701.
See accompanying Notes to Financial Statements.

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                              EMERGING GROWTH FUND
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Statement of Operations                      For the Year Ended October 31, 1995

----------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE A):
    Interest.................................................................  $ 222,779
    Dividends................................................................     20,158
    Other income.............................................................     14,607
                                                                               ---------
      Total income...........................................................    257,544
                                                                               ---------
EXPENSES:

    Investment advisory fee (Note B).........................................    201,199
    Distribution fee (Note B)................................................     74,639
    Legal....................................................................     35,158
    Printing and postage.....................................................     30,979
    Accounting fee (Note B)..................................................     30,407
    Transfer agent fees (Note B).............................................     21,635
    Audit....................................................................     21,444
    Miscellaneous............................................................     10,792
    Custodian fees...........................................................     10,160
    Registration fees........................................................      8,592
    Directors' fees..........................................................      2,004
    Insurance................................................................        913
                                                                               ---------
      Total expenses.........................................................    447,922
                                                                               ---------
    Net investment loss......................................................   (190,378)
                                                                               ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

    Net realized gain from security transactions.............................  2,180,561
    Change in unrealized appreciation of investments.........................  6,850,511
                                                                               ---------
    Net gain on investments..................................................  9,031,072
                                                                               ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................... $8,840,694
                                                                               ---------
                                                                               ---------

----------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

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                              EMERGING GROWTH FUND
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Statement of Changes in Net Assets

                                                                                            FOR THE YEAR ENDED OCTOBER
                                                                                                       31,
                                                                                           ----------------------------
                                                                                               1995           1994
-----------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment loss..................................................................  $    (190,378) $    (176,176)
    Net realized gain/(loss) from security transactions..................................      2,180,561        (13,816)
    Change in unrealized appreciation of investments.....................................      6,850,511        328,533
                                                                                           -------------  -------------
    Net increase in net assets resulting from operations.................................      8,840,694        138,541
                                                                                           -------------  -------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Net realized long-term gains.........................................................        (73,772)    (2,944,147)
                                                                                           -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE C):
    Proceeds from sale of 735,343 and 502,395 shares, respectively.......................     10,561,629      6,358,306
    Value of 5,714 and 230,642 shares issued in reinvestment
      of dividends, respectively.........................................................         68,962      2,746,944
    Cost of 316,169 and 985,114 shares repurchased, respectively.........................     (4,572,632)   (11,865,168)
                                                                                           -------------  -------------
    Increase/(decrease) in net assets derived from capital share transactions............      6,057,959     (2,759,918)
                                                                                           -------------  -------------
    Total increase/(decrease) in net assets..............................................     14,824,881     (5,565,524)
NET ASSETS:
    Beginning of year....................................................................     23,301,755     28,867,279
                                                                                           -------------  -------------
    End of year..........................................................................  $  38,126,636  $  23,301,755
                                                                                           -------------  -------------
                                                                                           -------------  -------------

-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

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                              EMERGING GROWTH FUND
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Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)*

                                                                      FOR THE YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------
                                                           1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of year................   $   12.90   $   14.02   $   13.53   $   15.23   $    8.93
                                                        ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................       (0.09)      (0.08)      (0.08)      (0.16)      (0.10)
  Net realized and unrealized gain/(loss)
    on investments....................................        4.32        0.47        1.20       (1.54)       6.40
                                                        ----------  ----------  ----------  ----------  ----------
  Total from Investment Operations....................        4.23        0.39        1.12       (1.70)       6.30
                                                        ----------  ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
  Distributions from net realized
    long-term gains...................................       (0.04)      (1.51)      (0.63)         --          --
                                                        ----------  ----------  ----------  ----------  ----------
  Total distributions.................................       (0.04)      (1.51)      (0.63)         --          --
                                                        ----------  ----------  ----------  ----------  ----------
  Net asset value at end of year......................   $   17.09   $   12.90   $   14.02   $   13.53   $   15.23
                                                        ----------  ----------  ----------  ----------  ----------
                                                        ----------  ----------  ----------  ----------  ----------
TOTAL RETURN..........................................       32.92%       3.75%       8.33%     (11.16)%     70.55%

RATIOS TO AVERAGE NET ASSETS:
  Expenses............................................        1.50%       1.50%       1.50%       1.46%       1.50%
  Net investment income...............................       (0.64)%     (0.73)%     (0.52)%     (0.92)%     (0.76)%

SUPPLEMENTAL DATA:
  Net assets at end of the year (000).................     $38,127     $23,302     $28,867     $38,924     $48,656
  Portfolio turnover rate.............................          39%         86%        133%         69%         79%

------------------------------------------------------------------------------------------------------------------

* Computed based upon average shares outstanding.
See accompanying Notes to Financial Statements.

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                              EMERGING GROWTH FUND
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Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES -- Flag Investors
   Emerging Growth Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 2, 1987 and commenced operations December 30, 1987. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Significant accounting policies are as follows:

   SECURITY VALUATION -- Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS -- The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

   FEDERAL INCOME TAX -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders, which will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to annually distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains, if any.

   Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

   OTHER -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed in kind is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

B. INVESTMENT ADVISORY FEE, TRANSACTIONS WITH
   AFFILIATES AND OTHER FEES -- Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor. The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1995, the Advisor received $201,199 in fees.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $21,635 for transfer agent services for the year ended October 31, 1995.

   As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $30,407 for accounting services for the year ended October 31, 1995.

   As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the Fund's average daily net assets. For the year ended October 31, 1995, distribution fees were $74,639.

C. CAPITAL SHARE TRANSACTIONS -- At October 31,
   1995, the Fund was authorized to issue up to 10 million shares of $.001 par value common stock.

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                                 FLAG INVESTORS
                              EMERGING GROWTH FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (CONCLUDED)

D. INVESTMENT TRANSACTIONS -- Purchases and sales of investment securities, other than short-term obligations, aggregated $14,826,109 and $10,543,560, respectively, for the year ended October 31, 1995.

   At October 31, 1995, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $11,494,880 of which $12,575,034 related to appreciated securities and $1,080,154 related to depreciated securities.

E. NET ASSETS -- At October 31, 1995, net assets consisted of:

Paid-in capital....................  $ 24,588,439
Accumulated net realized gain from
  security transactions............     1,874,437
Unrealized appreciation of
  investments......................    11,663,760
                                     ------------
                                     $ 38,126,636
                                     ------------
                                     ------------


Report of Independent Accountants

To the Shareholders and Directors of Flag Investors Emerging Growth Fund, Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 1, 1995

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                             [Flag Investors logo]
                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Statement of Net Assets                                           April 30, 1996
(Unaudited)

                                                 Percent                                                    Percent
No. of                                   Value   of Net    No. of                                  Value    of Net
Shares            Security             (Note A)  Assets    Shares             Security           (Note A)   Assets
---------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS--87.9%

        Business Services--11.8%                                   Media/Communications--2.1%
 20,000 Apollo Group*                $ 880,000      1.6%    13,032 Clear Channel Communica-
 24,450 Corporate Express, Inc.*       913,818      1.7              tions Inc.                 $ 882,918      1.6%
 57,100 Energy Biosystems Corp.*       371,150      0.7     19,800 Lancit Media Productions
111,600 Manugistics Group, Inc.*     1,813,500      3.4              Ltd.*                        257,400      0.5
 78,800 QuickResponse Services,                                                                 1,140,318      2.1
          Inc.*                      2,304,900      4.3
  8,428 Strategic Distribution,                                    Technology--Software/Services--16.7%
          Inc.*                         61,103      0.1     91,600 Integrated Systems Inc.*     2,679,300      5.0
                                     6,344,471     11.8     93,000 Marcam Corp.*                1,069,500      2.0
                                                            26,000 Parametric Technology
        Consumer Services--19.2%                                     Corp.*                     1,046,500      1.8
 87,900 Apple South, Inc.            2,285,400      4.2     81,100 Progress Software Corp.*     1,277,325      2.4
154,550 HomeTown Buffet, Inc.*       2,202,338      4.1     56,700 Synopsys Inc.*               2,338,875      4.4
 67,500 O'Charleys, Inc.*            1,037,813      1.9     39,000 XcelleNet Inc.*                575,250      1.1
 86,200 Pacific Sunwear of                                                                      8,986,750     16.7
          California*                1,400,750      2.6
 20,050 Papa John's International,                                 Technology--Systems/
          Inc.*                        988,715      1.8              Semiconductor--18.4%
 21,950 PETsMART, Inc.*                974,032      1.8     31,200 Atmel Corporation*           1,248,000      2.3
 32,500 Starbucks Corp.*               881,562      1.7     55,400 Cidco Inc.*                  1,980,550      3.7
 15,400 Sylvan Learning Systems,                            16,000 Itron, Inc.*                   940,000      1.7
          Inc.*                        596,750      1.1     67,400 Level One Communications
                                    10,367,360     19.2              Inc.                       1,786,100      3.3
                                                            20,800 Maxim Integrated Products
        Financial Services--1.9%                                     Inc.*                        712,400      1.3
 40,800 PXRE Corporation             1,040,400      1.9     27,100 QUALCOMM, Inc.*              1,050,126      2.0
                                                            15,300 Security Dynamics
        Health Care Services--11.1%                                  Technologies, Inc.*        1,292,850      2.4
 29,300 Access Health Marketing                              2,075 Sipex Corp.*                    42,538      0.1
          Inc.*                      1,622,488      3.0     22,800 Xilinx, Inc.*                  840,750      1.6
 53,800 Genesis Health Ventures
          Inc.                       1,593,825      2.9                                         9,893,314     18.4
 25,650 PhyCor, Inc.*                1,263,262      2.3
 49,375 Vivra Inc.*                  1,561,484      2.9            Transportation--6.2%
                                     6,041,059     11.1     47,000 Fritz Companies Inc.*        1,727,250      3.2
                                                           122,500 Great Lakes Aviation Ltd.*     505,312      0.9
        Health Equipment and Services--0.5%                 69,000 Landair Services Inc.*       1,104,000      2.1
 12,700 Perclose, Inc.*                260,350      0.5                                         3,336,562      6.2

                                                                   Total Common Stocks
                                                                     (Cost $27,723,221)        47,410,584     87.9


                             [Flag Investors logo]
                                FLAG INVESTORS
                              EMERGING GROWTH FUND

Statement of Net Assets (concluded)                               April 30, 1996
(Unaudited)
                                               Percent
  Par                                Value     of Net
 (000)        Security              (Note A)   Assets
--------------------------------------------------------
        REPURCHASE AGREEMENT--16.7%

 $8,981 Goldman Sachs & Co., 5.20%
          Dated 4/30/96, to be
          repurchased on 5/1/96,
          collateralized by U.S.
          Treasury Notes with a
          market value of
          $9,161,447.
          (Cost $8,981,000)        $ 8,981,000   16.7%

        Total Investment in
          Securities
          (Cost $36,704,221)**      56,391,584  104.6

        Liabilities in Excess of
          Other Assets, Net         (2,483,400)  (4.6)

        Net Assets                 $53,908,184  100.0%


                                     Value
                                    (Note A)
        Net Asset Value and
          Redemption Price
          Per:
          Class A Share
          ($41,856,986 / 2,128,129
          shares outstanding)        $19.67

          Institutional Share
          ($12,051,198 / 613,537
          shares outstanding)        $19.64

        Maximum Offering
          Price Per:
          Class A Share
          ($19.67 / .955)            $20.60

          Institutional Share        $19.64
--------------------------------------------------------------------------------
 * Non-income producing security.
** Aggregate cost for federal tax purposes was $36,671,784.
See accompanying Notes to Financial Statements.

                             [Flag Investors logo]
                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Statement of Operations                  For the Six Months Ended April 30, 1996
(Unaudited)

INVESTMENT INCOME (NOTE A):

     Interest                                                    $ 126,731
     Dividends                                                      16,098
       Total income                                                142,829

EXPENSES:

     Investment advisory fee (Note B)                              178,837
     Distribution fee (Note B)                                      45,568
     Accounting fee (Note B)                                        18,927
     Legal                                                          17,452
     Audit                                                          10,962
     Printing and postage                                           10,472
     Transfer agent fees (Note B)                                    9,972
     Custodian fees                                                  8,976
     Miscellaneous                                                   5,360
     Registration fees                                               4,284
     Directors' fees                                                   997
       Total expenses                                              311,807
     Expenses in excess of income                                 (168,978)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

     Net realized gain from security transactions                1,096,319
     Change in unrealized appreciation of investments            8,023,603
     Net gain on investments                                     9,119,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $8,950,944
--------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                             [Flag Investors logo]
                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Statement of Changes in Net Assets

                                                                  For the Six
                                                                 Months Ended        For the Year
                                                                April 30, 1996           Ended
                                                                  (Unaudited)      October 31, 1995
----------------------------------------------------------------------------------------------------
INCREASE/DECREASE IN NET ASSETS:
Operations:
     Expenses in excess of income                                 $  (168,978)       $  (190,378)
     Net realized gain from security transactions                   1,096,319          2,180,561
     Change in unrealized appreciation of investments               8,023,603          6,850,511
     Net increase in net assets resulting from operations           8,950,944          8,840,694

DIVIDENDS TO SHAREHOLDERS FROM:
     Net realized short-term gains                                   (674,016)                --
     Net realized long-term gains                                  (1,348,032)           (73,772)
     Total distributions                                           (2,022,048)           (73,772)

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of 922,987 and 735,343 shares,
       respectively                                                15,932,793         10,561,629
     Value of 117,523 and 5,714 shares issued in
       reinvestment of dividends, respectively                      1,913,272             68,962
     Cost of 529,876 and 316,169 shares repurchased,
       respectively                                                (8,993,413)        (4,572,632)
     Increase in net assets derived from capital share
       transactions                                                 8,852,652          6,057,959
     Total increase in net assets                                  15,781,548         14,824,881

NET ASSETS:
     Beginning of period                                           38,126,636         23,301,755
     End of period                                                $53,908,184        $38,126,636

----------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

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                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Financial Highlights--Class A Shares
(For a share outstanding throughout each period)*


                                             For the Six
                                            Months Ended              For the Year Ended October 31,
                                           April 30, 1996   ---------------------------------------------------
                                             (Unaudited)     1995       1994       1993       1992      1991
--------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period        $ 17.09     $ 12.90   $ 14.02    $ 13.53    $ 15.23    $ 8.93

Income from Investment Operations:
  Net investment loss                             (0.07)      (0.09)    (0.08)     (0.08)     (0.16)    (0.10)
  Net realized and unrealized gain/(loss)
    on investments                                 3.55        4.32      0.47       1.20      (1.54)     6.40
  Total from Investment Operations                 3.48        4.23      0.39       1.12      (1.70)     6.30

Less Distributions:
  Dividends from net investment income
    and short-term gains                          (0.30)         --        --         --         --        --
  Distributions from net realized
    long-term gains                               (0.60)      (0.04)    (1.51)     (0.63)        --        --
  Total distributions                             (0.90)      (0.04)    (1.51)     (0.63)        --        --
  Net asset value at end of period              $ 19.67     $ 17.09   $ 12.90    $ 14.02    $ 13.53   $ 15.23

Total Return**                                    21.46%      32.92%     3.75%      8.33%    (11.16)%   70.55%

Ratios to Average Daily Net Assets:
  Expenses(2)                                      1.50%(1)    1.50%     1.50%      1.50%      1.46%     1.50%
  Expenses in excess of income(3)                 (0.84)%(1)  (0.64)%   (0.73)%    (0.52)%    (0.92)%   (0.76)%

Supplemental Data:
  Net assets at end of period (000)             $41,822     $38,127   $23,302    $28,867    $38,924   $48,656
  Portfolio turnover rate                            33%(1)      39%       86%       133%        69%       79%
------------------------------------------------------------------------------------------------------------------------

  * Computed based upon average shares outstanding.
 ** Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.50% (annualized), 1.68%, 1.88%, 1.64%, 1.91% and 1.64% for the six months ended April 30, 1996 and the years ended October 31, 1995, 1994, 1993, 1992 and 1991, respectively.
(3) Without the waiver of advisory fees (Note B), the ratio of expenses in excess of income to average daily net assets would have been 1.50% (annualized), (0.81)%, (1.10)%, (0.66)%, (1.17)% and (1.07)% for the six
    months ended April 30, 1996 and the years ended October 31, 1995, 1994, 1993, 1992 and 1991, respectively.

See accompanying Notes to Financial Statements.

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                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Financial Highlights--Institutional Class Shares
(For a share outstanding throughout the period)*

                                                               For the Period
                                                             November 2, 1995**
                                                                  through
                                                               April 30, 1996
                                                                (Unaudited)
    ---------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period                           $17.12
Income from Investment Operations:
  Expenses in excess of income                                      (0.03)
  Net realized and unrealized gain on investments                    3.45
  Total from Investment Operations                                   3.42

Less Distributions:
  Distributions from net investment income and short-term gains     (0.30)
  Distributions from net realized long-term gains                   (0.60)
  Total distributions                                               (0.90)
  Net asset value at end of period                                 $19.64
Total Return(1)                                                     19.31%

Ratios to Average Daily Net Assets:
  Expenses(2)                                                        1.24%
  Expenses in excess of income(2)                                   (0.58)%

Supplemental Data:
  Net assets at end of period (000)                               $11,992
  Portfolio turnover rate(2)                                           33%
-------------------------------------------------------------------------------

  * Computed based upon average shares outstanding.
 ** Commencement of operations.
(1) Total return excludes the effect of sales charge.
(2) Annualized.
See accompanying Notes to Financial Statements.

                             [Flag Investors logo]
                                 FLAG INVESTORS
                              EMERGING GROWTH FUND

Notes to Financial Statements

A. Significant Accounting Policies -- Flag Investors Emerging Growth Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 2, 1987 and commenced operations on December 30, 1987, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 4.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or distribution fee. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

   Security Valuation -- Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

   Repurchase Agreements -- The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreement is conditioned upon the collateral being deposited under the Federal Reserve book-entry system.

   Federal Income Tax -- No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to annually distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains, if any.

   Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

   Other -- Security transactions are accounted for on the trade date and the cost of investments sold or redeemed in kind is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

B. Investment Advisory Fee, Transactions with Affiliates and Other Fees -- Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the six months ended April 30, 1996, the Advisor received $178,837 in fees.

   As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $9,972 for transfer agent services for the six months ended April 30, 1996. As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $18,927 for

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                              EMERGING GROWTH FUND

Notes to Financial Statements (concluded)

   accounting services for the six months ended April 30, 1996.

   As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the Class A Shares' average daily net assets. For the six months ended April 30, 1996, distribution fees were $45,568.

   The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended April 30, 1996 was $318.

C. Capital Share Transactions -- As of April 30, 1996, the Fund was authorized to issue up to 15 million shares of $.001 par value common stock (8 million Class A, 1 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                Class A Shares
--------------------------------------------------------------------------------
                             For the         For the
                            Six Months     Year Ended
                               Ended       October 31,
                          April 30, 1996      1995
--------------------------------------------------------------------------------

Shares sold                    270,239        735,343
Shares issued to share-
  holders on reinvest-
  ment of dividends            106,529          5,714
Shares redeemed               (479,670)      (316,169)
Net increase/(decrease) in
  shares outstanding          (102,902)       424,888
Proceeds from sale
  of shares                $ 4,611,364    $10,561,629
Reinvested dividends         1,733,222         68,962
Net asset value of
  shares redeemed           (8,185,724)    (4,572,632)
Net increase/(decrease) from
  capital share
  transactions             $(1,841,138)   $ 6,057,959

                                  Institutional Shares
--------------------------------------------------------------------------------
                                       For the Six
                                      Months Ended
                                     April 30, 1996
--------------------------------------------------------------------------------

Shares sold                              652,748
Shares issued to share-
  holders on reinvest-
  ment of dividends                       10,994
Shares redeemed                          (50,206)
Net increase in shares
  outstanding                            613,536
Proceeds from sale
  of shares                          $11,321,429
Reinvested dividends                     180,050
Net asset value of
  shares redeemed                       (807,689)
Net increase from
  capital share
  transactions                       $10,693,790

D. Investment Transactions -- Purchases and sales of investment securities, other than short-term obligations, aggregated $10,324,804 and $5,995,206, respectively, for the six months ended April 30, 1996.

    At April 30, 1996, net unrealized appreciation for all securities in which there is an excess of value over tax cost was $19,522,200, of which $20,393,961 related to appreciated securities and $871,761 related to depreciated securities.

E.  Net Assets -- At April 30, 1996, net assets consisted of:

    Paid-in capital                       $33,441,091
    Accumulated net realized
      gain from security
      transactions                            779,730
    Unrealized appreciation
      of investments                       19,687,363
                                          $53,908,184